Exhibit 10.1.63
AMENDMENT NO. 3
TO THE
SPECIALTY UNDERWRITERS’ ALLIANCE, INC.
PARTNER AGENT PROGRAM AGREEMENT
          This amendment (“Amendment”) is made and entered into as of December 31, 2006 (“Effective Date”) by and between Appalachian Underwriters, Inc. (“Partner Agent”) and Specialty Underwriters’ Alliance, Inc. and its property and casualty insurance subsidiaries and affiliates (collective, the “Company”), and amends the PARTNER AGENT PROGRAM AGREEMENT (“Agreement”), entered into by the parties on October 11, 2005, as amended. Any terms defined in the Agreement and used herein shall have the same meaning in this Amendment as in the Agreement. In the event that any provision of this Amendment and any provision of the Agreement are inconsistent or conflicting, the inconsistent or conflicting provision of this Amendment shall be and constitute an amendment of the Agreement and shall control, but only to the extent that such provision is inconsistent or conflicting with the Agreement. Any capitalized terms not defined herein shall be defined as in the Agreement.
          Now, therefore, in accordance with Section IX, D of the Agreement and in consideration of the mutual agreements and covenants hereinafter set forth, the parties wish to amend the Agreement as follows:
     Exhibit A, Section A shall be deleted in its entirety and replaced with the following:
     A. Except as otherwise provided in this Commission Schedule, Partner Agent’s Commission shall be as follows:

Program Description	Line of Business	Maximum Rate of Commission
Artisan Contractor & General Contractor in the states specifically described in the underwriting guidelines of the Company	General Liability and Automobile	15%

E-Comp. in the states specifically described in the underwriting guidelines of the Company	Workers’ Comp.	12%
          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on their behalf by their duly authorized officers as of the day, month and year above written.

SPECIALTY UNDERWRITERS’ ALLIANCE, INC.

BY:	/s/ William S. Loder
NAME:	William S. Loder
TITLE:	Senior Vice President, Chief Underwriting Officer

APPALACHIAN UNDERWRITERS, INC.

BY:	/s/ Robert J. Arowood
NAME:	Robert J. Arowood
TITLE:	President